Investor Update

Third Quarter Fiscal Year 2017

Meta Financial Group

Forward Looking Statements

Meta Financial Group, Inc.® (the "Company") and its wholly-owned subsidiary, MetaBank® (the "Bank"), may from time to time make written or oral "forward-looking statements," including statements contained in this investor update, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company's beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by the Bank or MPS, a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates and intentions expressed in such forward-looking statements: maintaining our executive management team; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market and monetary fluctuations; the timely development and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the Federal Deposit Insurance Corporation, which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a portion of which has been characterized as "brokered"; changes in consumer spending and saving habits; and the success of the Company at maintaining its high-quality asset level and managing and collecting assets of borrowers in default should problem assets increase.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this investor update. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this cautionary note. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2016 and in other periodic filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

Company Overview

Prepaid division generates fee income with low-cost, long duration deposit base

Prepaid low-cost deposit base provides competitive advantage to obtain high-quality credits and attractive terms for the **Retail Bank** and **Specialty Finance** divisions

LEVERAGE DEPOSITS BROUGHT IN FROM OUR PAYMENTS DIVISION FOR FUNDING OUR OTHER DIVISONS

In addition to funding high-quality commercial loans, the **Bank** provides loans to tax preparers and funding for interest-free refund advances to taxpayers, which generate significant fee income (rather than interest)

Tax services division offers interest-free refund advances and tax refund-transfer solutions and provides a new distribution channel for **prepaid** products and other services

NASDAQ Traded (CASH)	Market capitalization over $870MM (7/25/2017)
Growing Asset Base	5-year average asset CAGR of 22%
Disciplined Acquirer	Execute on strategic acquisitions that increase shareholder value (accretive, short earnback) Successfully integrated four acquisitions in the past 2.5 years
Analyst Coverage	Sandler O'Neill + Partners; Raymond James; Keefe, Bruyette & Woods; FBR & Co.

STRATEGICALLY PURSUE BUSINESSES IN NICHE MARKETS THAT ARE SCALABLE AND SYNERGISTIC TO EXISTING PLATFORM

The Meta Ecosystem

Banking

Retail Banking

Regional community bank with 10 branch locations in Iowa and South Dakota

Growing, profitable operations

- Loan growth of 19-30% YoY each quarter for over four years
- Average core deposits (checking, savings, money market) have also consistently seen double digit growth over the last four years

Expect continued robust loan growth over the next 12 months

Specialty Finance

Higher yields than many alternative investments

Premium Finance - Loans to commercial businesses to fund their property, casualty and liability insurance premiums

- Short duration, typically 9-10 month maturities
- Significant collateralization reduces credit risk

Student Loan Portfolio - Purchased $134 million seasoned, insured and floating rate portfolio in Dec. 2016 with current yields of approximately 6%

Healthcare Finance - Rate reset portfolio with recourse to high credit quality hospitals

METABANK

Payments

Prepaid/ATM/Other

A prepaid card industry leader with payments diversification

Continuing to grow "annuity-like" stream of fee income

New and growing relationships, driving growth with a strong pipeline

Emerging leader in "virtual cards" for electronic settlements

Sponsors approximately 65% of U.S. "white label" Automated Teller Machines (ATM)

46 patents with more than two dozen pending

Tax Services

Products include: tax refund-transfer (RTs) solutions, interest free refund advance loans and electronic return originator (ERO) loans

Provided underwriting for and originated approximately $1.3 billion of refund advance loans for the 2017 tax season

Various relationships and partnerships with leading franchises and independent tax preparers

Financial Highlights
Third Quarter Ended June 30, 2017

Earnings	Quarterly net income of $9.8MM[1] Fiscal year-to-date (FYTD) net income of $43.2MM Quarterly and FYTD diluted earnings per share of $1.04 and $4.66, respectively FYTD Return on Average Assets of 1.45% and Return on Average Equity of 14.79%
Net Interest Income (NII)	Quarterly NII of $24.9MM, an increase of 25% over Q3FY16
Non-interest Income	Tax product fee income increased $2.2MM, or 65%, over Q3FY16 Card fee income increased $4.3MM, or 23%, over Q3FY16 Fee-based income represented 54% of total revenue
Average Assets	Grew to $4 billion, an increase of 30% over Q3FY16
Strong Loan Growth	Excluding the purchased student loan portfolio and refund advance loans, total loan receivables, net of allowance for loan losses, increased $227MM, or 27% over Q3FY16
Cost of Funds	Overall cost of funds averaged 0.45% during Q3FY17 Quarterly average non-interest bearing deposits increased by 10%, over Q3FY16, or 16% excluding a one-time promotion by one of our partners that has caused the roll-off of associated deposits

[1]Q3FY17 pre-tax results included $2.3MM in non-cash stock-related compensation associated with employment agreements for three executive officers, $1.9MM in amortization of intangible assets, $0.9MM payout of severance costs related to ongoing synergy efforts in our tax divisions and $0.2MM of acquisition expenses.

Tax Season Review

Tax product revenue was $5.7 MM in Q3FY17, an increase of 65% compared to Q3FY16

- Increase driven by growth in RT fee income primarily related to the acquisition of EPS Financial (EPS)
- As expected, loss rates came in below prior year, primarily due to the Specialty Consumer Services (SCS) acquisition and their credit underwriting experience

Seamlessly integrated EPS and SCS into our business model

- Actively working through plans for next tax season as well as enhancing platforms and systems to gain continued synergies and efficiencies
- Well-positioned to facilitate Bank's origination of more volume in the future
- SCS provides platform to facilitate Bank's offering of other consumer lending programs and partnerships

Tax services increase seasonality of the Company's revenue

- Generate the vast majority of revenues in fiscal Q2 with some additional revenues carrying over into fiscal Q3
- Most expenses spread throughout the year with some additional elevated expenses in the quarters ending in December and March

What is a Refund Advance Loan?
A refund advance loan is a no interest, no fee loan to the taxpayer that provides taxpayers quicker access to a portion of their pending tax refund.

What is a Refund Transfer?
A Refund Transfer (RT) is a low-cost product where taxpayers can have their tax preparation fees deducted directly from their pending tax refund.

Net Interest Margin ($MM)



Net Interest Income and NIM
$19.92
$19.89
$19.83
$23.97
$24.94
3.27%
3.09%
2.90%
2.91%
3.25%
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17

Third Quarter Highlights

Net interest income increased 25%, while NIM normalized post tax season

- Issuance of subordinated debt in Q4FY16 (13 bps)
- As expected, fiscal third quarter NIM normalized at higher levels, over prior quarter, as temporary tax season effects diminished

Growth Opportunities

Opportunity for NIM expansion in current and higher rate environment

- Floating rate student loan portfolio and continued growth in premium finance loan portfolio provides opportunity for higher NIM in a higher rate environment
- Cash flow reinvestment opportunity also promotes NIM expansion in a higher rate environment
- New deposits from MPS deployed at higher rates in a higher rate environment
- Building multiple credit products with strategic partners to enhance specialty lending business which are intended to improve earning asset mix

Meta Financial Group

Net Interest Drivers ($MM)

Fiscal Quarter Average

Total Investments and Yield



$2,004
$2,039
$2,067
$2,358
$2,383
2.95%
2.93%
2.92%
3.24%
3.20%
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17

Total Loans and Yield



4.52%
4.41%
4.37%
4.56%
3.98%
4.73%
4.69%
$1,302
$1,204
$1,137
$1,195
$970
$906
$826
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Represents total loans and yield excluding refund advance loans

Interest Bearing Liabilities and Total Cost of Funds



$1,403
$1,180
$1,005
$841
$615
0.45%
0.39%
0.36%
0.26%
0.13%
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17

Third Quarter Highlights

Excluding refund advance loans, total loan yield for Q3FY17 was 4.73%

Investment and loan yields well-positioned to increase with rising rate environment

- Mortgage-backed securities portfolio yields expected to increase with only nominal extension if rates rise
- Increased duration flexibility provides opportunity for increased yields in the securities portfolio

Cost of funds for all deposits and borrowings averaged 0.45%; increase over Q3FY16 caused by subordinated debt issuance in Q4FY16 and increases in short-term funding rates

Low cost of funds continues to be driven by non-interest bearing deposits generated by MPS

Meta Financial Group

Earning Asset Mix ($MM)



Interest Earning Assets
Fiscal Quarter Average
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
$2,852
$3,000
$3,223
$3,962
$3,628
Tax-Exempt Investment Securities
Mortgage-Backed Securities
Loans
Cash and Other Securities

27% *Earning Asset Growth Q3-16 to Q3-17*

Continue to improve earning asset mix

- Asset diversification with higher yields
- Increased balances of high-quality specialty finance and retail loan portfolios
- Optimize deployment of national, non-interest bearing deposit base

Meta Financial Group

Loan Portfolio ($MM)

Third Quarter Highlights

Total loans receivable increased 42%, YoY

- Driven by increases in Consumer, Commercial Real Estate, Premium Finance, and Residential Mortgage loans
- Consumer loan growth driven by purchase of student loan portfolio in December 2016
- Excluding purchased student loan portfolio and refund advance loans, total loans receivable, net of allowance for loan losses, increased 27%, YoY

Retail Bank loan growth 20%, YoY

At June 30, 2017, total agricultural loans were $98MM, 2.44% of total assets, down from $105MM, 3.33% at June 30, 2016

- Expect to continue to shrink ag. portfolio as a percentage of total loans and total assets

Premium finance loan growth 64%, YoY



Loan Receivable Composition
$861
$926
$1,115
$1,152
$1,226
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Period Ending
Residential
Commercial
Agricultural
Consumer
Premium Finance

Meta Financial Group

Loan Portfolio/Credit Quality

Third Quarter Highlights

Allowance for loan losses (ALL) was $15.0MM, or 1.2% of total loans at June 30, 2017

- Currently over 94% reserved for the tax advance loans and expect them all to be collected or written-off by September 30, 2017
- Normalized ALL (excl. tax advance loans) is $7.1MM, or 0.6% of total loans at June 30, 2017
- Loan loss provision of $1.2MM recorded for the third quarter related to retail bank loans driven by increases in both loan volume and qualitative economic factors

Credit Quality

Non-performing assets (NPAs) at June 30, 2017 were $47.0 million, representing 1.17% of total assets, primarily related to two large agricultural relationships

- The Company is well collateralized (less than 75% loan-to-value secured by agricultural real estate) and believes there is minimal loss exposure as we continue to work with these borrowers
- Payments segment had $8.3MM in NPAs at June 30, 2017 related to tax advance loans for which we are currently over 94% reserved
- Continue investment strategy to purchase high-quality investments at attractive relative rates as opportunities arise

Balance Sheet Overview ($MM)


Total Assets
$3,068
$3,235
$3,491
$4,414
$4,000
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Fiscal Quarter Average


Total Liabilities
Fiscal Quarter Average
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
$2,749
$2,900
$3,139
$4,022
$3,575
Non-interest bearing deposits
Interest bearing deposits
Wholesale deposits
Borrowings
Subordinated debt
Other liabilities

Third Quarter Highlights

Average assets for Q3FY17 grew 30% compared to Q3FY16

Q3FY17 average assets more normalized as tax season passes, compared to Q2FY17

Wholesale deposits, albeit decreased from tax season refund advance funding, continue to be added at advantageous rates when compared to overnight borrowing rates, or have been added targeting strategic maturities which will aid in FY18 tax season refund advance loan funding

Average deposits for Q3FY17 increased 24% and average non-interest bearing deposits increased 10% compared to Q3FY16

- Excluding a one-time promotion by one of our partners that ended, average non-interest bearing deposits increased 16% compared to Q3FY16
- Stable, low-cost, long duration funding advantage with non-interest bearing deposits is expected to remain in a rising rate environment

Meta Financial Group

Regulatory Capital



Regulatory Capital Ratios¹
7.39%
9.44%
14.03%
18.56%
14.54%
18.56%
19.08%
19.34%
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action (PCA) Provisions
Tier 1 Leverage
Common Equity Tier 1
Tier 1 Risk-Based
Total Risk-Based
¹Regulatory ratios are estimated
Period Ending
Meta Financial Group, Inc.
MetaBank

Goal: maintain strong capital ratios

- Exceeded all required capital ratios at June 30, 2017
- MetaBank six-month average Tier 1 Leverage > 8.0% at 8.95%
- MetaBank six-month average Total Risk-Based Capital >13.0% at 19.02%

Prudent capital management, flexibility to source future needs

- June 2016 assigned an A- for the Bank's senior unsecured debt and deposits by Kroll Bond Rating Agency (KBRA)
- June 2016 assigned a BBB+ for the Company's senior unsecured debt by KBRA
- August 2016 issued $75 million of Subordinated Debt
- June 2017 KBRA affirmed investment grade rating

Competitive Landscape

Early adopter of sophisticated compliance systems

Investments in program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- These prior investments allow more focus on growing current business and new development opportunities, with expected improving efficiencies

High competitive barriers to enter prepaid and tax industries = wide "moat"

- Expertise, capital, compliance
- Operational infrastructure
- High start-up costs
- Contract design
- Durbin-related disadvantages for banks over $10 billion in assets

Interest Rate Risk Management

Interest rate sensitivity (what management believes)

Static interest rate risk results do not accurately reflect the Company's true interest rate sensitivity due to our unique and historically predictable deposit base

- Utilizing quarterly average balances for deposits, cash and borrowings provides a more accurate view of the Company's IRR position
- Payments-related, non-interest bearing deposit value continues to grow significantly as interest rates rise due to long duration deposits funding asset growth
- Non-interest deposit growth also provides more net income upside that is not reflected in IRR analysis
- Low Retail Bank deposit beta contains interest cost

Well-positioned for higher rate environment utilizing a "barbell" approach to earning asset generation and purchases

- Premium finance lending offers production opportunities with <12 month terms
- Disciplined approach to evaluating loan pool deal flow (e.g. student loan portfolio purchase)

Other Comprehensive Income volatile relative to peers

- We believe GAAP understates balance sheet true value, particularly low-cost, long duration deposits
- 40% of assets are available for sale (securities) vs. typical "peer" at ~15-20%, which are marked-to-market monthly

Industry Recognition

SIOUX FALLS BUSINESS JOURNAL
PART OF THE USA TODAY NETWORK

MetaBank named one of "7 To Watch in '17"

BankDirector

#1 Top Growth Bank (May 2016)
Named Top Community Bank (August 2016)

NACHA The Electronic Payments Association

Top 40 of ACH originators in 2016 (April 2017)
Top 30 of ACH receivers in 2016 (April 2017)

THE NILSON REPORT

Second largest prepaid card issuer in the U.S. ranked by purchase volume in 2016 (2017)

One of the **top 100** credit, debit and prepaid issuers in the world in 2015 (2017)

LEHIGH VALLEY BUSINESS

EPS Financial Business of the Year 2016 (25-100 Employees)

United Way
Sioux Empire United Way

Business of the Year, 500+ Employees (February 2017)

IIAT ADVANTAGE HELPING MEMBERS SUCCEED
E&O • MARKETS • BUSINESS PARTNERS

AFS/IBEX has been an Advantage Partner for IIAT since **2015**

AMERICAN BANKER. magazine

One of the **top performing** mid-size banks in 2016 (June 2017)

Appendix

Income Statement

(dollars in thousands)		Q3 June 2016		Q4 Sept. 2016		Q1 Dec. 2016		Q2 March 2017		Q3 June 2017	Percent Change Q3-17 vs. Q3-16
		Three Months Ended									
Net Interest Income		19,919		19,893		19,833		23,966		24,943	25 %
Card Fee Income		18,779		17,920		18,414		26,547		23,052	23 %
RT Product Fee Income		3,424		285		176		32,487		5,785	69 %
Tax Advance Fee Income		7		—		449		31,119		(108)	— %
Other Income		1,597		1,023		310		2,017		2,091	31 %
Total Revenue	$	**43,726**	$	**39,121**	$	**39,182**	$	**116,136**	$	**55,763**	**28%**
Compensation and Benefits		15,375		14,536		17,850		26,766		22,193	44 %
Card Processing Expense		5,607		5,405		5,579		7,043		5,755	3 %
RT Product Expense		359		32		51		10,178		1,623	352 %
Tax Advance Expense		—		—		27		3,140		72	— %
All Other Expense		10,286		11,250		13,246		19,819		12,576	22 %
Total Expense	$	**31,627**	$	**31,223**	$	**36,753**	$	**66,946**	$	**42,219**	**33%**
Provision for Loan Loss		2,098		548		843		8,649		1,240	(41)%
Net Income Before Taxes	$	**10,001**	$	**7,350**	$	**1,586**	$	**40,541**	$	**12,304**	**23%**
Income Tax Expense		1,128		1,344		342		8,399		2,517	123 %
Net Income	$	**8,873**	$	**6,006**	$	**1,244**	$	**32,142**	$	**9,787**	**10%**

Average Balance Sheet

(dollars in thousands)	Fiscal Quarter Average: Q3 June 2016	Q4 Sept. 2016	Q1 Dec. 2016	Q2 March 2017	Q3 June 2017	Percent Change: Q3-17 vs. Q3-16
Cash and cash equivalents	23,154	50,976	195,004	404,688	50,235	117 %
Investment securities	1,290,043	1,374,288	1,394,596	1,593,130	1,614,529	25 %
Mortgage-backed securities	736,806	701,312	689,506	755,887	777,216	5 %
Net loans	818,922	900,199	963,984	1,291,199	1,189,623	45 %
Other assets	198,870	208,202	247,933	368,816	367,975	85 %
Total Assets	**$ 3,067,795**	**$ 3,234,977**	**$ 3,491,023**	**$ 4,413,720**	**$ 3,999,578**	**30%**
Non-interest bearing deposits	2,079,457	2,005,713	2,055,842	2,512,934	2,295,046	10 %
Interest bearing deposits	225,628	247,204	267,531	195,692	220,424	(2)%
Wholesale deposits	—	—	357,224	987	348,771	N/A
Short-term debt	356,417	447,946	287,655	74,739	518,511	45 %
Long-term debt	33,338	146,128	92,462	92,481	92,498	177 %
Other liabilities	53,730	53,444	78,219	106,700	99,919	86 %
Total Liabilities	**$ 2,748,570**	**$ 2,900,435**	**$ 3,138,933**	**$ 2,983,533**	**$ 3,575,169**	**30%**
Shareholder's equity	319,226	334,543	352,088	391,266	424,409	33 %
Liabilities and Equity	**$ 3,067,796**	**$ 3,234,978**	**$ 3,491,021**	**$ 3,374,799**	**$ 3,999,578**	**30%**